THE 59 WALL STREET MONEY MARKET FUND
                   THE 59 WALL STREET U.S. TREASURY MONEY FUND
                    THE 59 WALL STREET TAX EXEMPT MONEY FUND
        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
              each a series of THE 59 WALL STREET TRUST (the Trust)

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1999

The italicized language in the third paragraph under the section "Shareholder Information - Purchase of Shares" is revised, effective July 10, 2000, as follows:

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Trust's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., the Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

The remainder of this Supplement is applicable only to The 59 Wall Street Money Market Fund:

         All references to "U.S. Money Market Portfolio" are revised to "BBH U.S. Money Market Portfolio."

         The following tables in the section of the Prospectus titled "Fees and Expenses of the Funds" will be revised as follows:

                         ANNUAL FUND OPERATING EXPENSES1
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

                                                                  Money
                                                                  Market Fund3
Management Fees..............................................          0.100%

Distribution (12b-1) Fees....................................           None

Other Expenses
  Administration Fee......................................... 0.130%
  Shareholder Servicing/Eligible Institution Fee..............0.250
  Other Expenses..............................................0.045      0.425

Total Annual Fund Operating Expenses2.........................           0.525 %
                                                                         =====
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1The expenses shown for the Money Market Fund include the expenses of the BBH
U.S. Money Market Portfolio.
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3The annual fund operating  expenses for the past fiscal year have been restated
  for purposes of this table to reflect fees currently in effect.
------------------------------------------------------------------------------

                                     EXAMPLE

         This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

              1 year....................................................$ 54
              3 years.................................................. $168
              5 years...................................................$293
            10 years....................................................$659

The table and example above reflect the expenses of both the Fund and the Portfolio.

The italicized language in the following table under the section "Investment Adviser" is revised as follows:

                                   Percentage
                                   Of Average
                                   Daily
                                   Net Assets

BBH U.S. Money Market Portfolio    0.10%


The italicized language in the first paragraph under the section "Shareholder Information - Net Asset Value" is revised as follows:

         The Trust determines the net asset value of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The U.S. Treasury Money Fund and Tax Exempt Money Fund each calculate their net asset value once daily at 12:00 P.M., New York time. The BBH U.S. Money Market Portfolio and the Tax Free Short/Intermediate Fixed Income Fund each calculate their net asset value once daily at 4:00 P.M., New York time. Net asset value is the value of a single share of a Fund.

The italicized language in the fourth paragraph under the section "Shareholder Information - Dividends and Distributions" is revised as follows:

         Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the U.S. Treasury Money Fund and Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. For the Money Market Fund shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the Tax Free Short/Intermediate Fixed Income Fund shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.




                  The date of this supplement is July 1, 2000.


WS5926